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                                                                       EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  December 27, 2002      WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., a
                               Delaware Limited Partnership

                               By: William Blair Mezzanine Capital Partners III,
                                   L.L.C., its General Partner

                                   By:     /s/ Terrance M. Shipp*
                                           -------------------------------------
                                   Name:   Terrance M. Shipp
                                   Title:  Initial Managing Director

                               WILLIAM BLAIR MEZZANINE CAPITAL PARTNERS III, L.L.C.

                               By:        /s/  Terrance M. Shipp*
                                          --------------------------------------
                               Name:      Terrance M. Shipp
                               Title:     Initial Managing Director

                               WILBLAIRCO ASSOCIATES

                               By:        /s/  Timothy M. Murray*
                                          --------------------------------------
                               Name:      Timothy M. Murray
                               Title:     Partner

                               WILLIAM BLAIR & COMPANY, L.L.C.

                               By:        /s/  Timothy L. Burke*
                                          --------------------------------------
                               Name:      Timothy L. Burke
                               Title:     Principal

                               TIMOTHY J. MACKENZIE

                               /s/  Timothy J. MacKenzie*
                               -------------------------------------------------
                               Timothy J. MacKenzie

                               TERRANCE M. SHIPP

                               /s/  Terrance M. Shipp*
                               -------------------------------------------------
                               Terrance M. Shipp



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                               MARC J. WALFISH

                               /s/  Marc J. Walfish*
                               -------------------------------------------------
                               Marc J. Walfish

*By:  /s/ Matthew D. O'Meara
----------------------------
Matthew D. O'Meara
Attorney-in-Fact